UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2011

GREEN EQUITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-52396	20-2889663
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1015 W. Newport Center Drive, Suite 105, Deerfield Beach, Florida 33442
(Address of principal executive offices)(Zip Code)

(954) 573-1709
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 25, 2011, Jesse Q. Ozbolt resigned from his position of President and Chief Executive Officer of Green Equity Holdings, Inc.

On July 25, 2011 Green Equity Holdings, Inc., appointed Raimundo Dias, currently sole Director, as the interim President and Chief Executive Officer of the Company.

(c) Exhibits

Exhibit No.	Description
99.1	Resignation Letter of Jesse Q. Ozbolt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EQUITY HOLDINGS, INC.

Dated: July 29, 2011	By:	/s/Raimundo Dias
Raimundo Dias
Title: President